FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




                                 August 22, 1997
--------------------------------------------------------------------------------
                Date of Report (Date of earliest event reported)




                                ILX Incorporated
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



                                     ARIZONA
                                     -------
                                 (State or other
                                 jurisdiction of
                                 incorporation)

33-16122                                                            86-0564171
--------                                                            ----------
(Commission File                                              (I.R.S. Employer
Number)                                                    Identification No.)



                 2111 E. Highland, Suite 210, Phoenix, AZ 85016
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)





                                 (602) 957-2777
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code

Item 5. Other Events.

         On August 29, 1997, ILX Incorporated ("ILX") and Alan R. Mishkin ("Mishkin") entered into an Agreement for Transfer of Limited Partnership Interest (the "Mishkin Agreement").

         Under the terms of the Mishkin Agreement, ILX is to purchase from Mishkin all of Mishkin's Class B Limited Partnership Interest (the "Mishkin LAP Interest") in Los Abrigados Partners Limited Partnership, an Arizona limited partnership ("LAP"). For accounting certainty, the parties have agreed that the transfer of the Mishkin LAP Interest shall have an effective date of January 1, 1997. In consideration for the transfer of the Mishkin LAP Interest, ILX shall pay to Mishkin $720,000.00 upon closing, and shall deliver a promissory note in the amount of $675,000.00 (the "Mishkin Note"). In addition, ILX shall issue to Mishkin 100,000 shares of common stock of ILX. Closing under the Mishkin Agreement is scheduled to occur on or before September 28, 1997.

         When issued, the Mishkin Note will be payable in annual installments of $100,000.00 (inclusive of principal and interest), payable on July 31 of each year beginning July 31, 1998. The entire unpaid principal balance of the Mishkin Note and accrued and unpaid interest, if any, is payable on July 31, 2002. ILX's obligations under the Mishkin Note are secured by a Security Agreement covering the Mishkin LAP Interest (the "Mishkin Security Agreement").

         The above descriptions are qualified in their entirety by reference to the Mishkin Agreement, Mishkin Note and Mishkin Security Agreement attached as Exhibits 10A, 10B and 10C, respectively, of this Form 8-K.

         On August 22, 1997, ILX purchased from Martori Enterprises Incorporated ("MEI"), all of MEI's Class B Limited Partnership Interest in LAP (the "MEI LAP Interest"). The purchase was consummated pursuant to an Agreement for Transfer of Limited Partnership Interest (the "MEI Agreement"). In consideration for transfer of the MEI LAP Interest, ILX paid to MEI $100,000.00, and issued a promissory note in the amount of $1,300,000.00 (the "MEI Note"). The MEI Note is payable by an installment of $100,000 (inclusive of principal and interest) on January 1, 1998, and by equal annual installments of $200,000.00 (inclusive of principal and interest) payable on July 31 of each year, beginning July 31, 1998. The entire unpaid principal balance of the MEI Note and accrued and unpaid interest, if any, is payable on July 31, 2002. ILX's obligations under the MEI Note are secured by a Security Agreement covering the MEI LAP Interest (the "MEI Security Agreement").

         The MEI Agreement and the transactions contemplated thereby are subject to rescission by ILX at any time prior to the close of business on October 15, 1997, if ILX has not acquired the Mishkin LAP Interest by that date. ILX anticipates that it will not exercise this rescission right.

         The above descriptions are qualified in their entirety by reference to the MEI Agreement, the MEI Note and the MEI Security Agreement attached as Exhibits 10D, 10E and 10F, respectively, of this Form 8-K.

Item 7. Financial Statements and Exhibits.

         The Exhibits required by Item 601 of Regulation S-K have been supplied as follows:

Exhibit
Numbers             Description of Exhibit                     Page No.
--------------------------------------------------------------------------------
  10A               Mishkin Agreement                             4
  10B               Form of Mishkin Note                         14
  10C               Form of Mishkin Security Agreement           16
  10D               MEI Agreement                                21
  10E               MEI Note                                     29
  10F               MEI Security Agreement                       31




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ILX Incorporated,
                                                 an Arizona corporation

                                                 /s/ Nancy J. Stone
                                                 -----------------------------
                                                 Nancy J. Stone
                                                 President

Date:  September 18, 1997